                          BUNKER HILL MONEY MARKET FUND





                                   PROSPECTUS





                                DECEMBER 16, 1997





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TABLE OF CONTENTS




        Fund Overview......................................................... 4

        Expense Information ...................................................5

        Net Asset Value........................................................6

        Dividends, Distributions and Taxes.....................................7

        Capitalization.........................................................7

        Voting.................................................................8

        Investment Objectives and Policies ....................................8

        Investment Practices...................................................9

        Management of the Fund................................................13

        Shareholder Services..................................................15

        Redemption of Shares..................................................19

        How to Purchase Shares................................................20

                        PAYDEN & RYGEL INVESTMENT GROUP
                             333 SOUTH GRAND AVENUE
                         LOS ANGELES, CALIFORNIA 90071
                                 (800) 5-PAYDEN
                                 (213) 625-1900



The Bunker Hill Money Market Fund (the "Fund") seeks to provide investors with liquidity, a stable share price and as high a level of current income as is consistent with the preservation of principal and liquidity. Information about the investment objectives of the Fund, the types of securities in which the Fund may invest, and applicable investment policies and restrictions is set forth in this Prospectus. There can be no assurance that the Fund's investment objectives will be achieved. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

The Fund is a series mutual fund of The Payden & Rygel Investment Group (the "Group"), a professionally managed, no-load, open-end management investment company. This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information, dated December 16, 1997, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing the Fund at Payden & Rygel Investment Group, 333 South Grand Avenue, Los Angeles, California 90071 or by telephone at (213) 625-1900 or (800) 572-9336.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THE SHARES FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

This Prospectus should be read and retained for reference to information about the Fund.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
         SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND
          EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
            THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.



                The date of this Prospectus is December 16, 1997.

                                  FUND OVERVIEW

 FUND DESCRIPTION


The Bunker Hill Money Market Fund seeks to provide investors with liquidity, a stable share price and as high a level of current income as is consistent with the preservation of principal and liquidity. The Fund invests in corporate, bank, and government debt instruments that present minimal credit risk. The Fund may purchase only high-quality securities that its Adviser believes present minimal risks. To be considered high quality, a security generally must be rated in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, are determined by the Adviser to be of comparable quality. In that regard, the Fund will invest 100% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category. The Fund must limit its investments to securities with remaining maturities of 397 days or less and must maintain a dollar-weighted average maturity of 90 days or less. As with any mutual fund, there is no assurance that the Fund will achieve its goals. The ability of the Fund to achieve a high level of income is limited by its investment exclusively in high quality, short-term instruments. Payden & Rygel, which serves as Adviser to the Fund, has been in the investment advisory business for 14 years and manages assets of over $22 billion.


INVESTMENT RISKS AND CONSIDERATIONS

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's returns, and dividend income alone will provide its entire investment return. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. An investment in the Fund is neither insured nor guaranteed by the U.S. government.

The Fund may purchase debt obligations that are issued by foreign governments and foreign companies and payable in U.S. dollars. The acquisition of such securities, even though payable in U.S. dollars, involves investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. governmental entities and domestic companies, including differences in reporting standards; adverse changes in investment or tax control regulations; political instability; greater portfolio volatility; additional transaction costs; less government regulation of securities markets, brokers and issuers; possible difficulty in obtaining and enforcing judgments in foreign courts; and imposition of restrictions on foreign investments.

PURCHASE AND REDEMPTION OF SHARES


Two classes of shares of the Fund are offered through Payden & Rygel Distributors with no sales charge for either class. In general, the minimum initial investment is $5,000, and the minimum additional investment is $1,000. The Automated Investment Program requires different minimum investments. See "Shareholder Services" and "How to Purchase Shares." Class D Shares are subject to annual charges of up to 0.35% pursuant to a Distribution Plan adopted by the Fund. Class R Shares do not participate in the Distribution Plan and do not pay these fees. Shares of the Fund may be exchanged for any class of shares of any other portfolio of the Group, or for the other class of shares of the Fund.


Shares of the Fund may be redeemed or exchanged without cost at the net asset value per share of the Fund next determined after receipt of a request in proper form.


                               EXPENSE INFORMATION

Both classes of shares are offered to investors on a no-load basis without any sales commissions.

ANNUAL FUND OPERATING EXPENSES


(For Class R Shares and Class D Shares, as an estimated percentage of average net assets for the first year of operation after reimbursement of Advisory fees and Other expenses.)

                                 Class R Shares             Class D Shares
                                 --------------             --------------
Advisory Fees                        0.15%                       0.15%
12b-1 Fees                           NA                          0.35%
Other Expenses                       0.15%                       0.15%
                                    ------                       -----
Total Fund Expenses                  0.30%                       0.65%

The Adviser has guaranteed that, for so long as it acts as investment adviser to the Fund the total expense of the Fund, including advisory fees (but excluding interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees and extraordinary expenses), will not exceed the percentage listed below of the Fund's average daily net assets on an annualized basis. In addition, the Adviser has voluntarily agreed to temporarily limit the Fund's expense ratio on an annualized basis through October 31, 1998 (exclusive of interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees and extraordinary expenses) as listed below. Actual expenses for the first year of operation, before reimbursement of the Adviser, are estimated to be 0.40% and 0.75% for the Class R and Class D shares, respectively.

FUND EXPENSE LIMITS

                                 Class R Shares             Class D Shares
                                 --------------             --------------
Expense Guarantee                     0.50                       0.85
Current Voluntary Expense Limit       0.30                       0.65

The Fund will reimburse the Adviser for fees foregone or other expenses paid by it in any fiscal year pursuant to the expense guarantee or voluntary expense cap at a later date, without interest, so long as such reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense cap (whichever is in effect at the time of reimbursement). The Fund will not be required to repay any unreimbursed amounts to the Adviser upon termination of its investment management contract with respect to the Fund.

EXPENSES PER $1,000 INVESTMENT

The following table illustrates the expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual return and (2) redemption at the end of each time period. As noted above, there are no Fund redemption fees of any kind.

                                    1 Year         3 Years
                                    ------         -------
Class R Shares                        $3             $10
Class D Shares                        $7             $21

The information in the table is provided for purposes of assisting current and prospective shareholders in understanding the various costs and expenses that an investor will bear, directly or indirectly. The hypothetical annual return of 5% is used for illustrative purposes only and should not be interpreted as an estimate of the Fund's annual returns, as there can be no guarantee of the Fund's future performance.


                                 NET ASSET VALUE


A single net asset value ("NAV") for the Fund is determined each day that the New York Stock Exchange ("NYSE") is open for trading. The Fund's NAV is the value of a single share, and is computed by adding up the value of the Fund's investments, cash and other assets, subtracting the liabilities, and then dividing the result by the number of shares outstanding. The value of assets of the Fund is determined as of 9:00 a.m. (Pacific Time) on each day the NYSE is open, immediately after the daily declaration of dividends. The Fund's offering price (per share) and the redemption price of a share of the Fund are the Fund's NAV.

The securities in the portfolio of the Fund are valued on an amortized-cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under most conditions, management believes it will be possible to maintain the NAV of the Fund at $1.00 per share. Calculations are periodically made to compare the value of the Fund's portfolio valued at amortized cost with market values. If a deviation of 1/2 of 1% or more were to occur between the NAV calculated by reference to market values and the Fund's $1.00 per share NAV, or if there were any other deviation that the Board of Directors believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends are accrued daily and declared and distributed to shareholders monthly. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of the Fund will be paid in the form of additional shares of the Fund at the net asset value on the ex-dividend date unless the shareholder elects to have them paid in cash by completing an appropriate request form.

The Fund has elected and intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund generally is not subject to federal income tax on its investment company taxable income (which includes interest and net short-term capital gains in excess of any net long-term capital losses) and net capital gain (net long-term capital gains in excess of the sum of net short-term capital losses and unexpired capital loss carryovers), if any, that it distributes to shareholders, provided it distributes each taxable year at least 90% of its investment company taxable income, including any net interest income excludable from gross income under section 103(a) of the Code. The Fund intends to distribute to its shareholders, at least annually, substantially all such amounts.

Distributions may be subject to additional state and local taxes, depending on each shareholder's particular situation. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. For further discussion of these matters, please see the Statement of Additional Information.


                                 CAPITALIZATION


The Group was organized as a Massachusetts business trust on January 22, 1992. Its Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest in the Group and to classify or reclassify any unissued shares into one or more series or classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of the Fund's shares, which are sold through this prospectus. The Fund has two classes of shares, Class R and Class D. The Board of Trustees may establish additional series or classes of shares in the future.

                                     VOTING

Shareholders have the right to vote in the election of Trustees and on any and all matters on which they may be entitled to vote by law or the provisions of the Declaration of Trust. Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders will vote in the aggregate and not by series or class except as otherwise required by law or when the Board of Trustees of the Group determines that a matter to be voted on affects only the interest of a particular series or class. Voting rights are not cumulative, and accordingly the holders of more than 50% of the shares of the Group may elect all of the Trustees. The Group is not required to hold regular annual meetings of shareholders and does not intend to do so except when required by law. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Group may remove a person serving as Trustee at a shareholder meeting called by written request of the holders of not less than 10% of the outstanding shares of any series.


                       INVESTMENT OBJECTIVES AND POLICIES


The Fund seeks to provide investors with liquidity, a stable share price and as high a level of current income as is consistent with the preservation of principal and liquidity. The Fund invests in corporate, bank, and government debt instruments that present minimal credit risk. The Fund will concentrate, i.e., invest more than 25% of its total assets, in the financial services industry. Because the Fund concentrates its investments in the financial services industry, its performance may be affected by conditions affecting banks and other financial services companies. See "Investment Practices - Concentration."

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's returns, and dividend income alone will provide its entire investment return. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. An investment in the Fund is neither insured nor guaranteed by the U.S. government.

The Fund invests in a combination of bank, corporate, and government debt obligations that present minimal credit risks. The Fund restricts its investments to instruments that meet the maturity and quality standards required or permitted by Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") for money market funds. Accordingly, the Fund:


        (1) limits its average portfolio maturity to ninety days or less;

        (2) buys only securities with remaining maturities of 397 days or less; and

        (3) buys only U.S. dollar-denominated securities that present minimal credit risk and are "high quality," as described below.

The Fund invests only in high-quality securities. In that regard, the Fund will invest 100% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are determined by the Adviser to be of comparable quality. The Fund will not invest in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category, although they are also rated high quality.

Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Adviser will also monitor issuers of such securities.


                              INVESTMENT PRACTICES

INVESTMENT TECHNIQUES

The Adviser utilizes various investment techniques in managing the Fund's portfolio, including the following:

U.S. GOVERNMENT AND AGENCY OBLIGATIONS. The Fund may invest in obligations issued by the U.S. Treasury and in securities issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These securities include Treasury bills, Treasury notes and bonds, and agency issues. Securities are generally not callable and normally have interest rates that are fixed for the life of the security.

MONEY MARKET OBLIGATIONS. The Fund may invest in U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper (including variable-amount master demand notes) and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations.

CORPORATE DEBT SECURITIES. The Fund may invest in U.S. dollar denominated corporate bonds, debentures, notes and other similar debt instruments of domestic and foreign corporations. Such obligations may have interest rates which are fixed, variable or floating. The Fund may also purchase debt obligations that have been coupled with an option allowing the Fund at specified intervals to tender (or "put") such debt obligations to the issuer and receive an agreed upon amount, usually face value plus accrued interest.

MORTGAGE BACKED SECURITIES. The Fund may invest in obligations issued to provide financing for U.S. residential housing mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments as well as prepayments of principal. Investing in such obligations involves special risks as a result of prepayments (which may require the Fund to reinvest the proceeds at a lower rate), the illiquidity of certain of such securities and the possible default by insurers or guarantors.

ASSET BACKED RECEIVABLES. The Fund may invest in asset backed receivables, which represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Payments are typically made monthly, consisting of both principal and interest payments. Asset backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default.

LOAN INTERESTS. Loan interests are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates. Loan interests purchased by the Fund may be secured or unsecured. Loan interests, which may take the form of participation interests in, assignments of, or notations of a loan, may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from the holders of loan interests. Loan interests involve the risk of loss in case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary. Loan interests are not rated by any NRSROs and are, at present, not readily marketable and may be subject to contractual restrictions on resale.

REPURCHASE AGREEMENTS. For the purpose of maintaining liquidity or realizing additional income, the Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the economic equivalent of loans by the Fund. In the event of a bankruptcy or default of any such dealer or bank, the Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period.

VARIABLE AND FLOATING RATE SECURITIES. The Fund may invest in variable and floating rate securities of government and corporate issuers. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index, e.g., the Federal Funds rate. The adjustment intervals may be regular, and range from daily to annually, or may be based on an event such as a change in the prime rate. Accordingly, although such securities provide some protection against changes in interest rates, depending on the terms of the instrument there may be some interval between changes in such rates and adjustment of the rate paid by the issuer.

FOREIGN GOVERNMENT OBLIGATIONS. The Fund may invest in foreign government or supranational obligations rated high quality, as described above, or, if unrated, are determined to be of comparable quality by the Adviser. Principal and interest will be payable in U.S. dollars.

DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis and sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value of the securities may change prior to delivery.

ILLIQUID SECURITIES. Some debt obligations can be illiquid, meaning that they may not be sold in the ordinary course of business within seven days at approximately the price at which they are valued. The Fund will not invest more than 10% of its net assets in illiquid securities. In accordance with guidelines established by the Board, the Adviser will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quality of the issuer.

ADDITIONAL RISK FACTORS

FOREIGN INVESTMENTS. The Funds may invest in securities of foreign issuers that are denominated in U.S. dollars. Investments in foreign securities present opportunities for both increased benefits and risks as compared to investments in the U.S. securities market.

Securities markets in different countries may offer enhanced diversification of investors' portfolios because of differences in economic, financial, political and social factors. However, investing in securities of foreign issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers. These risks may include less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Securities of foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment regulation, political instability and restrictions in the flow of international capital. Securities of some foreign issuers are less liquid and their prices more volatile than the securities of U.S. companies. It may also be more difficult to obtain and enforce judgments against foreign entities.

Investing in the debt obligations of supranational organizations involves additional risks and considerations. Such organizations' debt obligations are generally not guaranteed by their member governments, and payment depends on the willingness and ability of their member governments to support their obligations. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors, as well as the financial performance of the organization.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors, the Board of Trustees will promptly review the policies of the Fund to determine whether significant changes in their portfolios are appropriate.

OTHER INVESTMENT POLICIES

The Fund's investment program and policies are subject to further restrictions and risks which are described in the Statement of Additional Information. The Fund's investment objective is fundamental and, therefore, may not be changed without obtaining shareholder approval. The Fund's other investment policies and practices may be changed without shareholder approval unless otherwise specified as fundamental policies.


FUNDAMENTAL INVESTMENT POLICIES. As a matter of fundamental policy, the Fund will not (1) purchase a security of any issuer if, as a result, with respect to 50% of the Fund's total assets, more than 10% of the outstanding voting securities of the issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);
(2) borrow money except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 30% of its total assets valued at market (For this purpose, delayed delivery transactions covered by segregated accounts as described above are not considered to be borrowings.); or (3) in any manner transfer as collateral for indebtedness any security of the Fund except in connection with permissible borrowings.

OTHER INVESTMENT POLICIES AND PRACTICES. As a matter of operating policy, a Fund will not (1) purchase a security of any one issuer if, as a result, more than 10% of the value of its net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days or other securities which are not readily marketable; or (2) purchase additional securities when borrowings exceed 5% of the Fund's total assets.

CONCENTRATION. Because the Fund concentrates more than 25% of its total assets in the financial services industry, its performance may be affected by conditions affecting banks and other financial services companies. Companies in the financial services industry are subject to various risks related to that industry, such as governmental regulation, changes in interest rates and exposure on loans, including loans to foreign borrowers. Investments in the financial services industry will consist of obligations of domestic banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies and a variety of firms in the insurance field. These obligations will consist of time deposits, certificates of deposits, bankers' acceptances and commercial paper.

PORTFOLIO TURNOVER. Securities may be sold without regard to the length of time held. In addition, because the Fund restricts its investments to securities that meet the maturity requirements of Rule 2a-7 under the 1940 Act, the portfolio turnover of the Fund will be higher than that of non-money market mutual funds. To the extent that short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates.



                             MANAGEMENT OF THE FUND

The business of the Group is managed under the direction of its Board of Trustees, which establishes the Group's policies and supervises and reviews the management of the Fund. Information about the Trustees and the Group's executive officers may be found in the Statement of Additional Information.

INVESTMENT ADVISER

Payden & Rygel serves as investment adviser to the Fund pursuant to an investment management contract with the Group. The Adviser is an investment counseling firm founded in 1983, and currently has over $22 billion of assets under management. Payden & Rygel's address is 333 South Grand Avenue, Los Angeles, California 90071. It is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading adviser with the Commodity Futures Trading Commission.


The Adviser manages the investment and reinvestment of the assets of the Fund and reviews, supervises and administers all investments. A team is responsible for the day-to-day management of the Fund within the broad investment parameters established by the Adviser's Global Investment Policy Committee. The team is supervised by the Executive Committee of the Global Investment Policy Committee, composed of John Isaacson, Scott King and Christopher Orndorff.


John Isaacson is an Executive Vice President and the Chief Investment Officer of Payden & Rygel. He joined the Company in 1988 and has 25 years of experience in the investment business. Scott King is an Executive Vice President and the Head of Trading at Payden & Rygel. He was one of the original members of the Company when it was founded in 1983 and has over 17 years of investment experience. Christopher Orndorff is a Vice President and head of Global Asset Allocation at Payden & Rygel. He joined the company in 1990 and has 13 years of experience in the investment business. Mr. Isaacson, Mr. King and Mr. Orndorff are responsible for defining the broad investment parameters of the Fund, including the types of strategies to be employed and the range of securities acceptable for investment.

The Adviser receives a monthly fee from the Fund at the annual rate of 0.15% of average daily net assets.

ADMINISTRATOR AND TRANSFER AGENT

Treasury Plus, Inc., a wholly owned subsidiary of the Adviser, serves as the Administrator to the Fund pursuant to a management and administration contract with the Group. The

Administrator's address is 333 South Grand Avenue, Los Angeles, California 90071. The Administrator provides administrative services to the Fund, including administrative and clerical functions, certain shareholder servicing functions and supervision of the services rendered to the Fund by other persons.


Investors Fiduciary Trust Company ("IFTC"), a Missouri trust company located at 801 Pennsylvania, Kansas City, Missouri, 64105, provides accounting, dividend disbursing and transfer agency services to the Fund pursuant to fund accounting and transfer agency contracts with the Group.


For providing administrative services to the Fund, the Administrator receives a monthly fee at the annual rate of 0.06% of the daily net assets of the Fund. IFTC receives fees for fund accounting services and dividend disbursing and transfer agency services. Certain out-of-pocket expenses are also reimbursed at actual cost.

Advisory and administrative fees generally will be charged to each class of shares based upon the assets of that class. Expenses attributable to a single class of shares will be charged to that class.

DISTRIBUTOR

Shares of the Fund are distributed through Payden & Rygel Distributors, a wholly owned subsidiary of the Adviser located at the same address. The Distributor is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc.

DISTRIBUTION PLAN


The Board of Trustees has adopted a Distribution Plan with respect to Class D shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Class D shares of the Funds pay the Distributor an annual fee of up to 0.35% of the average daily net assets of the Fund attributable to the Class D shares to finance any activity of the Distributor, broker-dealers and other service organizations which is principally intended to result in the sale of Class D shares. The schedule of such fees and the basis upon which such fees will be paid will be determined from time to time by the Distributor.


In addition to the payments described above, the Distributor may also pay additional compensation to financial institutions in connection with selling shares of the Fund. Compensation may include financial assistance for conferences, shareholder services, computer software, training programs or promotional activities. The Distributor may offer additional compensation to financial institutions that the Distributor expects will sell a significant amount of shares.

PERFORMANCE INFORMATION

The Fund may, from time to time, include its current yield or effective yield in advertisements or reports to shareholders or prospective investors. These performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance. Yield refers to the income generated by an investment in the Fund over a seven-day period, expressed as an annual percentage rate. Effective yield is calculated similarly, but assumes that the income earned from the Fund is reinvested in the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

OFFERING


Copies of the Group's 1998 Semi-Annual Report and Annual Report to Shareholders will be provided without charge by writing or calling the Group at 333 South Grand Avenue, Los Angeles, California 90071, (213) 625-1900.


No dealer, sales representative or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations may not be relied upon as having been authorized by the Group or the Distributor. This Prospectus does not constitute an offer by the Group or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


                              SHAREHOLDER SERVICES

TAX-SHELTERED RETIREMENT PLANS


The Fund accepts purchases of shares by tax-sheltered retirement plans such as IRAs, rollover IRAs, Keogh or corporate profit-sharing plans, Simplified Employee Pension plans, 403(b) and 401(k) plans. Please call a Fund Representative to receive a retirement package which includes a special application for tax-sheltered accounts. The Group does not provide fiduciary administration or custody for such plans. The Group currently waives the Fiduciary Administration Fees charged by IFTC associated with such plans.


EXCHANGE PRIVILEGE


The Group currently consists of seventeen investment portfolios, including the Fund, with varying investment objectives or policies, and other investment portfolios may be created. Shares of the Fund may be exchanged for any class of shares of any of the other investment portfolios of the Group. Exchanges are made on the basis of the net asset values of the portfolios involved. The minimum amount for any exchange is $1,000.


Because an exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Before making an exchange into another investment portfolio, a shareholder should obtain and review a current prospectus of the investment portfolio into which the shareholder wishes to transfer. When exchanging shares into another investment portfolio, shareholders should be aware that, among other significant differences, the portfolios may have different dividend payment dates, minimum initial investments and minimum additional investments.

Exchanges will be effected upon receipt of written instructions signed by all account owners. In addition, shareholders who complete the telephone privilege authorization portion of the Account Registration Form may effect exchanges from the Fund into another class of the Fund or an identically registered account in one of the other available portfolios by a telephone call to the Distributor at
(213) 625-1900, or (800) 572-9336. Finally, shareholders may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from the Fund for investment in another portfolio of the Group on a regular basis. See "Automated Investment Programs."

The Exchange Privilege may be modified or discontinued by the Group at any time upon 60 days' notice to shareholders. The Group also reserves the right to limit the number of exchanges a shareholder may make in any year to avoid excessive Fund expenses. The Exchange Privilege is only available in states where the exchange may be legally made.

TELEPHONE PRIVILEGE


Shareholders may exchange or redeem shares by telephone if they have elected this option on the Account Registration Form. If a shareholder calls before 9:00 a.m. (Pacific Time), the exchange or redemption will be at the net asset value determined that day; if a shareholder calls after 9:00 a.m. (Pacific Time), the exchange or redemption will be at the net asset value determined on the next business day. During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement. In this event, shareholders should follow the other exchange and redemption procedures discussed in this prospectus.


Shareholders should realize that by electing the telephone privilege they may be giving up a measure of security that they may have if they were to exchange or redeem their shares in writing. The Group will employ procedures designed to provide reasonable assurance that instructions communicated by telephone, telegraph or wire communication are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The Group reserves the right to refuse a telephone, telegraph or wire communication exchange or redemption request if it believes that the person making the request is not authorized by the investor to make the request. Neither the Group nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder with respect to the telephone, telegraph or wire communication privilege.

CHECKWRITING CAPABILITY

Checkwriting is available for investors in the Fund in amounts of $500 or more only. To obtain checks, call a Fund Representative for a signature card. Complete and return it to the Fund. To pay the check, shares are redeemed from the Fund account at the net asset value per share computed on the day the check is presented to the Fund for payment. Redemption by check cannot be honored if share certificates are outstanding and would need to be liquidated to honor the check. In addition, a check may not be honored if the check results in the redemption of more than the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and the Adviser determines that existing conditions make cash payments undesirable. The Fund does not return the checks you write, although copies are available upon request.

You may place stop-payment requests on checks, which have not yet been presented for payment, by calling the Fund at (800) 572-9336. A $10 fee will be charged for each stop-payment request. A stop payment will remain in effect for two weeks following receipt of oral instructions (six months following written instructions) by the Fund.


Checks received by the Fund are credited to the account on the day received. A fee of $20.00 may be imposed on the account if a check is returned because it fails to meet the Fund's checkwriting criteria or if there are insufficient funds in the account. The Fund reserves the right to modify or terminate the checkwriting privilege upon 30 days prior written notice to shareholders.

AUTOMATED INVESTMENT PROGRAMS

Shareholders may take advantage of two programs which permit automated investments in the Fund.

ELECTRONIC INVESTMENT PLAN. If authorized by the shareholder, additional investments in the Fund may be made using the Automated Clearing House System ("ACH") which transfers money directly from the shareholder's bank account to the Fund for investment. Initial investments in the Fund may not be made through ACH.

The ACH is an electronic money transfer system that is used throughout the United States. It is easy, convenient, inexpensive and avoids the potential of theft of checks from the postal system. It is used by many employers to pay salaries and is also used by the United States Government to send social security payments directly into retiree accounts.

Two investment options may be chosen. First, the shareholder may elect to make investments on a set schedule either monthly or quarterly. Under this option, the shareholder's financial institution will deduct an amount authorized by the shareholder which will normally by credited to the Fund on the 15th day of the month (or next business day if the 15th is a holiday or on a weekend). The shareholder's bank account will typically be debited the prior business day, although this varies with each financial institution. The minimum initial investment, which may be made by check or wire, is $2,500, with additional investments by ACH of no less than $250.

Under the second option, the shareholder may also elect to authorize ACH transfers via telephone request. Money will be withdrawn from the shareholder's account only when authorized by the shareholder. There will be no set schedule of withdrawals from the shareholder's account. Additionally, the investor may vary the amount of the investment. Under this option, the minimum initial investment is $5,000, with additional investments by ACH no less than $1,000. Due to operational considerations, for telephonic requests received prior to 12:30 p.m. (Pacific Time), the investment will be at the net asset value determined on the next business day. For telephonic requests received after 12:30 p.m. (Pacific Time), the investment will be at the net asset value determined on the second business day following receipt of the call.


Please note the following guidelines:

o The shareholder's financial institution must be a member of the Automated Clearing House System.

o The shareholder must complete and return an Automated Investment Program form along with a voided check or deposit slip at least 15 days prior to the initial transaction. o An account with the Group must be established before the Electronic Investment Plan goes into effect.

o The Electronic Investment Plan will automatically terminate if all shares are redeemed, or if the shareholder's financial institution rejects the transfer for any reason, e.g., insufficient funds.

o Termination must be in writing and will become effective the month following receipt.


AUTOMATIC EXCHANGE PLAN. Shareholders may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from the Fund for investment in another portfolio of the Group on a regular basis. The shareholder elects this option by completing an Automated Investment Programs form to determine the periodic schedule (monthly or quarterly) and exchange amount (minimum amount of $1,000) and to identify the portfolio of the Group in which the investment is to be made. The automatic transfer is effected on the 15th day (or the next business day if the 15th is a holiday or on a weekend) of the month. Before effecting an exchange, you should obtain the current prospectus of the portfolio into which the exchange is to be made. An exchange will be treated as a redemption and purchase for tax purposes.

SHAREHOLDER INQUIRIES


Shareholders with inquires concerning the Fund may call (213) 625-1900, or (800) 572-9336, or write to the Bunker Hill Money Market Fund, Payden & Rygel Investment Group, 333 South Grand Avenue, Los Angeles, CA 90071.



                              REDEMPTION OF SHARES

The Fund will redeem its shares at the net asset value next determined following receipt of the request in proper form. Redemptions may be made in writing, by calling the Distributor at (800) 572-9336, by telegraph or by other wire communication. No charge is made for redemptions. Shares redeemed may be worth more or less than the purchase price of the shares, depending on the market value of the investment securities held by the Fund at the time of redemption.


Redemption requests in writing or by telegraph or other wire communications should be directed to the Bunker Hill Money Market Fund, Payden & Rygel Investment Group, 333 South Grand Avenue, Attn.: Fund Distributor, Los Angeles, California 90071. Payment for redemption of recently purchased shares will be delayed until the Fund is advised that the purchase check has been honored, which may take up to 15 days after receipt of the check. If the proceeds of a written request are to be paid to a person other than the record owner of the shares or are to be sent to an address other than the address of record, the signature on the request must be guaranteed by a commercial bank, a trust company or another eligible guarantor institution. A signature guarantee may be rejected if it is believed to be not genuine or if there is any reason to believe that the transaction is improper. Payment of the redemption price will ordinarily be by wire to the shareholder's bank, or by check mailed to the shareholder address of record one business day after receipt of the request; the latter may take up to seven days. Telephone redemptions may be difficult to implement during periods of drastic economic or market changes, which may result in an unusually high volume of telephone calls.


The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the federal securities laws.

                             HOW TO PURCHASE SHARES

Shares of the Fund may be purchased at net asset value without a sales charge. The minimum initial and additional investment levels for the Fund are as set forth below. An account may only be opened by completing an application and mailing it to the appropriate address below under "Initial Investment." Shares cannot be purchased until a properly completed application is received by the Group. If you wish to open a tax-sheltered retirement plan (such as an IRA), special application forms must be completed. Please be sure to ask for an IRA information kit. Transaction fees may be charged for the purchase and/or sale of shares through a broker.

INITIAL INVESTMENT


BY CHECK
o       Complete Application
o       Make check payable to the Fund and mail with application to:
               Bunker Hill Money Market Fund
               P.O. Box 419318
               Kansas City, MO  64141-6318

BY FEDERAL FUNDS WIRE o Complete application and mail to:
               Bunker Hill Money Market Fund
               P.O. Box 419318
               Kansas City, MO  64141-6318

o       WIRE FUNDS AS FOLLOWS WHEN APPLICATION HAS BEEN PROCESSED:
               The Boston Safe Deposit and Trust Company
               ABA 011001234
               A/C #115762
               Mutual Funds #6630
               Credit to Bunker Hill Money Market Fund
               For Account of (insert your account name here)


        Please call the Fund, at (213) 625-1900 or (800) 572-9336, to advise of any purchases by wire.


To maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve bank, commonly known as "Federal Funds." Accordingly, the Fund does not accept a subscription or invest an investor's payment in portfolio securities until the payment is converted into Federal Funds.

Shares of the Fund are purchased at the net asset value per share for each class next determined after receipt by the Distributor of an order to purchase shares in proper form and of accompanying Federal Funds. Purchase orders will be accepted only on days on which the Fund and the Custodian are open for business, as defined below. The minimum investment amount may be waived from time to time by the Distributor.


The Fund is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

MINIMUM INVESTMENTS

The minimum initial and additional investments for the Fund for each type of account are as follows:

                                                      INITIAL            SUBSEQUENT
         ACCOUNT TYPE                                INVESTMENT          INVESTMENT
         ------------                                ----------          ----------
         Regular                                       $5,000              $1,000
         Tax-Sheltered                                 $2,000              $1,000
         Electronic Investment Plan
               Set schedule                            $2,500              $  250
               No set schedule                         $5,000              $1,000

ADDITIONAL INVESTMENTS

Additional investments may be made at any time at net asset value by check, by ACH, or by calling the Distributor and wiring federal funds to the Custodian as described above.

OTHER PURCHASE INFORMATION

Purchases of the Fund's shares will be made in full and fractional shares. Certificates for shares will not be issued. The Group reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the client application proves to be incorrect in any material manner.

INVESTMENT ADVISER
        Payden & Rygel
        333 South Grand Avenue
        Los Angeles, California 90071

ADMINISTRATOR
        Treasury Plus, Inc.
        333 South Grand Avenue
        Los Angeles, California  90071

DISTRIBUTOR
        Payden & Rygel Distributors
        333 South Grand Avenue
        Los Angeles, California 90071

CUSTODIAN
        The Boston Safe Deposit and Trust Company
        One Boston Place
        Boston, Massachusetts  02109

TRANSFER AGENT

        Investors Fiduciary Trust Company
        801 Pennsylvania
        Kansas City, Missouri  64105


AUDITORS
        Deloitte & Touche LLP
        1700 Courthouse Plaza Northeast
        Dayton, Ohio  45402

COUNSEL
        Paul, Hastings, Janofsky and Walker LLP
        555 South Flower Street
        Los Angeles, California  90071



                                                               December 16, 1997

                         BUNKER HILL MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 16, 1997


The Bunker Hill Money Market Fund is a series (the "Fund") of The Payden & Rygel Investment Group (the "Group"), a no-load, open-end management investment company.

This Statement of Additional Information is not a prospectus, and should be used in conjunction with the Prospectus for the Fund dated December 16, 1997, which is incorporated herein by reference. A copy of the Prospectus may be obtained free of charge from the Fund at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071 (telephone 213/625-1900 or 800/572-9336).

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES...................................................3

FUNDAMENTAL AND OPERATING POLICIES..................................................10

PORTFOLIO TRANSACTIONS..............................................................11

VALUATION OF PORTFOLIO SECURITIES...................................................12

FUND PERFORMANCE....................................................................12

TAXATION............................................................................13

MANAGEMENT OF THE GROUP.............................................................18

PURCHASES AND REDEMPTIONS...........................................................23

OTHER INFORMATION...................................................................24

APPENDIX A - DESCRIPTION OF RATINGS ................................................27

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

FIXED INCOME SECURITIES

Securities in which the Fund may invest include, but are not limited to, those described below.

U.S. GOVERNMENT OBLIGATIONS

U.S. Government obligations are debt securities issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES

U.S. Government Agency securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury.

FOREIGN GOVERNMENT OBLIGATIONS

Foreign government obligations are debt securities issued or guaranteed by a supranational organization or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

BANK OBLIGATIONS

Bank obligations include certificates of deposit, bankers' acceptances, and other debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.

The Funds will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, the bank is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of Payden & Rygel, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

CORPORATE DEBT SECURITIES

Investments in U.S. dollar denominated securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum rating criteria set forth in the Prospectus. In particular, the Fund will only invest in debt securities that are considered high quality, that is, securities that are rated in one of the two highest categories for securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, are determined to be of comparable quality by the Adviser.

A description of the rating standards used by Standard & Poor's Corporation, Moody's Investor Services, Inc., and Fitch Investor Services is set forth in Appendix A to this Statement of Additional Information. Ratings represent only the opinions of such organizations of the quality of the securities which they undertake to rate, are general and are not absolute standards of quality.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities are interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Funds may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S.
mortgage-related securities.

U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United State Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they lack direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, the Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/services and poolers the Adviser determines that the securities meet the Fund's quality standards.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Although the market for mortgage pass-through securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities which in the Adviser's opinion are illiquid if, as a result, more than 10% of the value of the Fund's total assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the earlier classes have been retired.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. These other mortgage-related securities may be equity or debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.

ASSET BACKED RECEIVABLES

The Fund may purchase asset-backed securities including, but not limited to, Certificates for Automobile Receivables ("CARSsm") and credit card receivable securities. CARSsm represent undivided fractional interests in a trust with assets consisting of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing these contracts. In addition to the general risks pertaining to all asset-backed securities, CARSsm are subject to the risks of delayed payments or losses if the full amounts due on underlying sales contracts are not realized by the trust due to unanticipated legal or administrative costs of enforcing the contracts, or due to depreciation, damage or loss of the vehicles securing the contracts. Credit card receivable securities are backed by receivables from revolving credit card accounts. Since balances on revolving credit card accounts are generally paid down more rapidly than CARSsm, issuers often lengthen the maturity of these securities by providing for a fixed period during which interest payments are passed through and principal payments are used to fund the transfer of additional receivables to the underlying pool. The failure of the underlying receivables to generate principal payments may therefore shorten the maturity of these securities. In addition, unlike most other asset-backed securities, credit card receivable securities are backed by obligations that are not secured by interests in personal or real property.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES

The Fund may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

The Fund will limit its purchase of securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the Prospectus. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Adviser under the supervision of the Board of Trustees, also be equivalent to the quality standards set forth above. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

OBLIGATIONS WITH PUTS ATTACHED

The Fund may purchase long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, and may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.

These investments may require that the Fund pay a tender fee or other fee for the features provided. In addition, the Fund may acquire "stand-by commitments" from banks or broker dealers with respect to the securities held in its portfolios. Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund's option a specific security at a specific price on a specific date. The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

REPURCHASE AGREEMENTS

For the purpose of maintaining liquidity, the Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the economic equivalent of loans by the Fund. In the event of a bankruptcy or default of any registered dealer or bank, the Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and the Fund might incur a loss if the value of the collateral declines during this period.

DELAYED DELIVERY TRANSACTIONS

When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When the Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund will not invest more than 25% of its total assets in when-issued and delayed delivery transactions.

ILLIQUID SECURITIES

The Fund may not invest more than 10% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Adviser will monitor the amount of illiquid securities in the Fund's portfolio, to ensure compliance with the Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

BORROWING

The Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions. The Investment Company Act of 1940 (the "1940 Act") requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of the Fund's borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund's total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

RISKS OF FOREIGN INVESTING

There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities.

POLITICAL AND ECONOMIC FACTORS

Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

MARKET CHARACTERISTICS

The Group expects that most foreign securities in which the Fund invests will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign bond markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund's portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

The value of the Fund's portfolio positions may also be adversely impacted by delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

LEGAL AND REGULATORY MATTERS

Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

                       FUNDAMENTAL AND OPERATING POLICIES

The Fund has adopted the investment restrictions described below. Fundamental policies of the Fund may not be changed without the approval of the lesser of
(1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or
(2) more than 50% of the Fund's outstanding shares. Operating policies are subject to change by the Board of Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

FUNDAMENTAL POLICIES

As a matter of fundamental policy, the Fund may not:

(1) BORROWING. Borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings).

(2) COMMODITIES. Purchase or sell commodities or commodity contracts.

(3) LOANS. Make loans, except that the Fund may (i) purchase money market securities and enter into repurchase agreements, (ii) acquire bonds, debentures, notes and other debt securities, and (iii) lend portfolio securities in an amount not to exceed 30% of its total assets (with the value of all loan collateral being "marked to market" daily at no less than 100% of the loan amount).

(4) MARGIN. Purchase securities on margin, except that the Fund may use short-term credit necessary for clearance of purchases of portfolio securities.

(5) MORTGAGING. Mortgage, pledge, hypothecate or in any manner transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund's total assets valued at market at the time of the borrowing.

(6) ASSETS INVESTED IN ANY ISSUER. Subject to the restrictions of Rule 2a-7 under the 1940 Act, purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(7) SHARE OWNERSHIP OF ANY ISSUER. Purchase a security if, as a result, with respect to 50% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(8) REAL ESTATE. Purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.

(9) SHORT SALES. Effect short sales of securities.

(10) UNDERWRITING. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

OPERATING POLICIES

As a matter of operating policy, the Fund may not:

(1) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control.

(2) ILLIQUID SECURITIES. Purchase a security if, as a result of such purchase, more than 10% of the value of the Fund's net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid.

(3) INVESTMENT COMPANIES. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) OIL AND GAS PROGRAMS. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.


                             PORTFOLIO TRANSACTIONS

There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities involve commissions which are generally higher than those in the United States.

The Adviser places all orders for the purchase and sale of portfolio securities, and buys and sells such securities for the Fund through a substantial number of brokers and dealers. In so doing, the Adviser seeks the best execution available. In seeking the most favorable execution, the Adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Some securities considered for investment by the Fund's portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of the Fund is considered at or about the same time as a similar transaction for one or more other clients served by the Adviser, transactions in such securities will be allocated among the Fund and other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.

The Adviser manages the Fund without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws (see "Taxation"). Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the rate of portfolio turnover, the higher these transaction costs borne by the Fund generally will be. The turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for a particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In calculating the rate of portfolio turnover, all securities, whose maturities or expiration dates at the time of acquisition were one year or less, are excluded.

The Board of Trustees will periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.


                        VALUATION OF PORTFOLIO SECURITIES

The calculation of the net asset value per share of the Fund is based upon the amortized cost method of pricing pursuant to Rule 2a-7 under the 1940 Act. Under the rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of 397 days or less only (25 months or less in the case of U.S. Government securities), and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks. The net asset value per share of the Fund will normally remain constant at $1.00.

The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During these periods, the yield to an existing shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to market each day.


                                FUND PERFORMANCE

The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's yield and effective yield fluctuate in response to market conditions and other factors

YIELD CALCULATIONS

The Fund may, from time to time, include the current yield or effective yield in advertisements or reports to shareholders or prospective investors. These performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance. Yield refers to the income generated by an investment in the Fund over a seven-day period, expressed as an annual percentage rate. Effective yields are calculated similarly, but assume that the income earned from the Fund is reinvested in the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

Yields and effective yields for each class of shares of the Fund used in advertising are based on a seven day base period. A yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to at least the nearest 0.01%. An effective yield quotation, carried to at least the nearest 0.01%, is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal its distribution rate or income reported in the Fund's financial statements. Yields and other performance information maybe quoted numerically, or in a table, graph or similar illustration.


                                    TAXATION

The Fund intends to qualify annually and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) for taxable years beginning on or before August 5, 1997, derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to its business of investing in stocks or securities; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) (the "Diversification Test"); and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior eight years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually. Investment company taxable income or net capital gains not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the twelve month period ending on October 31 of the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and actually paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Dividends paid by the Fund are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

SALES OF SHARES

Upon disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed by "wash sale" rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

The Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

FOREIGN INVESTMENTS

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified in writing within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Absent the Fund making the election to "pass through" the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculation.

Investment income received from sources within foreign countries may be subject to foreign income taxes. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors to a reduced rate of tax or to certain exemptions from tax. The Fund will operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable. The Fund may qualify for and make an election permitted under section 853 of the Code so that shareholders will be able to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Funds to foreign countries (which taxes relate primarily to investment income). The shareholders of the Fund may claim a credit by reason of the Fund's election subject to certain limitations imposed by Section 904 of the Code. However, no deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their Federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund. Although the Fund intends to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that the Fund will be able to do so.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

CERTAIN DEBT SECURITIES

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount issued after July 18, 1984 is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income ratably over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

OTHER TAXES

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying Federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on Federal National Mortgage Association Certificates and Government National Mortgage Association Certificates). The Fund will provide information annually to shareholders indicating the amount and percentage of the Fund's dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                             MANAGEMENT OF THE GROUP

TRUSTEES AND OFFICERS

The Trustees and officers of the Group are as set forth below. Unless otherwise indicated, the address of all persons below is 333 South Grand Avenue, Los Angeles, California 90071.


BOARD OF TRUSTEES:

                                       Position with             Principal Occupations
  Name                                 the Group                 During Past Five Years
  ----                                 -------------             ----------------------
*Joan A. Payden(1)                     Chairman of the Board,    President, Payden & Rygel
                                       Chief Executive
                                       Officer, Trustee

*Lynda L. Faber                        Trustee                   Senior Vice President, Payden & Rygel

*John Paul Isaacson                    Trustee                   Executive Vice President, Payden & Rygel

*Christopher N. Orndorff               Trustee                   Vice President, Payden & Rygel

 J. Clayburn La Force                  Trustee                   Dean Emeritus, The John E. Anderson
 P.O. Box 1009                                                   Graduate School of Management at
 Pauma Valley, CA  92061                                         University of California, Los Angeles;
                                                                 Director, The Timken Company (since
                                                                 February, 1994); Trustee for PIC
                                                                 Institutional Growth Portfolio, PIC
                                                                 Institutional Balanced Portfolio and PIC
                                                                 Small Capital Portfolio (since June,
                                                                 1992)


 Thomas McKernan, Jr. (1)              Trustee                   President and Chief Executive Officer,
 3333 Fairview Road                                              Automobile Club of Southern California
 Costa Mesa, CA  92626

 Dennis C. Poulsen                     Trustee                   Chairman of Board since 1997;
 3900 South Workman Mill Road                                    previously, President and Chief
 Whittier, CA  90601                                             Executive Officer, Rose Hills Company

 Stender E. Sweeney                    Trustee                   Private Investor since 1994; previously,
                                                                 Vice President, Finance, Times Mirror
                                                                 Company

 W.D. Hilton, Jr.                      Trustee                   Managing Trustee, NGC Settlement Trust;
 2608 Eastland Avenue, Suite 202                                 previously, Chief Financial Officer,
 Greenville, TX  75402                                           Texas Association of School Boards and
                                                                 Board Member, First Greenville National
                                                                 Bank


 *   An "interested person" of the Group, as defined in the 1940 Act.

(1) Ms. Payden is a Director of the Automobile Club of Southern California, of which Mr. McKernan is President and Chief Executive Officer.

Trustees other than those affiliated with the Adviser or Sub-adviser currently receive an annual retainer of $20,000, plus $1,500 for each Board of Trustees meeting and/or audit committee meeting attended and reimbursement of related expenses. The following table sets forth the aggregate compensation paid by the Group for the fiscal year ended October 31, 1997, to the Trustees who are not affiliated with the Adviser and the aggregate compensation paid to such Trustees for services on the Trust's Board; there are no other funds in the "trust complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):


                                                Pension or
                                                Retirement
                                                 Benefitst      Estimated          Total
                                                Accrued as        Annual        Compensation
                                Aggregate         Part of        Benefits      from Group and
                               Compensation        Group           Upon        Group Complex
Name                            from Group       Expenses       Retirement    Paid to Trustee
----                           ------------     ----------      ----------    ---------------
Dennis Poulsen                  $23,500            None            N/A            $23,500
James Clayburn La Force         $23,500            None            N/A            $23,500
Stender Sweeney                 $25,000            None            N/A            $25,000
W.D. Hilton                     $23,500            None            N/A            $23,500
Thomas V. McKernan, Jr.         $25,000            None            N/A            $25,000


OFFICERS:


                             Position with                Principal Occupations
Name                         the Group                    During Past Five Years
----                         -------------                ----------------------
Shirley T. Hosoi             President, Chief Operating   Chief Operating Officer,
                             Officer                      Payden & Rygel (since 1996);
                                                          previously, First Interstate
                                                          Bancorp:  Director of
                                                          Corporate Communications,
                                                          Executive Assistant to the
                                                          Chairman and President and
                                                          CEO, First Interstate
                                                          Franchise Services

Thomas Barrett               Vice President, Treasurer    Controller, Payden & Rygel
                                                          (since 1995); previously,
                                                          Manager, Finance and
                                                          Administration, Marine Spill
                                                          Response Corp.

David L. Wagner              Vice President               Portfolio Manager, Payden &
                                                          Rygel

Gregory P. Brown             Vice President               Institutional Marketing,
                                                          Payden & Rygel (since 1996);
                                                          previously, Vice President,
                                                          Corporate Banking at Wells
                                                          Fargo Bank


                             Position with                Principal Occupations
Name                         the Group                    During Past Five Years
----                         -------------                ----------------------
Yot Chattrabhuti             Vice President               Manager, Mutual Fund
                                                          Operations, Payden & Rygel
                                                          (since 1997); previously, Bank
                                                          of America:  Vice President
                                                          and Manager, Securities
                                                          Processing, Assistant Vice
                                                          President and Manager of
                                                          various finance related
                                                          functions, and Senior Trust
                                                          Officer, Employee Benefit
                                                          Trust Accounts

Edward S. Garlock            Secretary                    General Counsel, Payden &
                                                          Rygel (since 1997);
                                                          previously, Senior Vice
                                                          President and Group General
                                                          Counsel, First Interstate
                                                          Bancorp


ADVISER


Payden & Rygel was founded in 1983 as an independent investment counseling organization specializing in the management of short term fixed income securities. The firm is owned by Joan Payden and several other employees. As of October 31, 1997, its staff consisted of 85 employees, of whom 34 either have advanced degrees and/or are Chartered Financial Analysts. As of such date, it had over 200 clients, including pension funds, endowments, credit unions, foundations, corporate cash accounts and individuals, and managed total assets of over $22 billion, with about $5 billion invested globally.


The Adviser's focus is the management of fixed income securities in both the domestic and global markets. These include securities that have absolute or average maturities out to five years with a bias toward very high quality and liquidity. Portfolios are actively managed according to client approved guidelines and benchmarks. Payden & Rygel also utilizes futures and options strategies, primarily as defensive measures to control interest rate and currency volatility.

The Adviser provides investment management services to the Fund and the other portfolios of the Group pursuant to an Investment Management Agreement with the Group dated as of June 24, 1992, as amended. The Agreement provides that the Adviser will pay all expenses incurred in connection with managing the ordinary course of the Fund's business, except the following expenses, which are paid by the Fund: (i) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets; (ii) the fees and expenses of Trustees who are not affiliated persons of the Adviser;
(iii) the fees and expenses of the Trust's Custodian, Transfer Agent, Fund Accounting Agent and Administrator; (iv) the charges and expenses of legal counsel and independent accountants for the Group; (v) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (vii) the fees of any trade associations of which the Group may be a member; (viii) the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Group as a broker or dealer and qualifying the shares of the Fund under state securities laws, including the preparation and printing of the Trust's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business, and (xii) any expenses assumed by the Group pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

The Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or from reckless disregard by the Adviser of its duties and obligations thereunder. Unless earlier terminated as described below, the Agreement will continue in effect with respect to the Fund until June 30, 1998 and thereafter for successive annual periods, subject to annual approval by the Board of Trustees (or by a majority of the outstanding voting shares of the Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Agreement by vote cast in person at a meeting called for such purpose. The Agreement terminates upon assignment and may be terminated with respect to the Fund without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

ADMINISTRATOR, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

Treasury Plus, Incorporated, a wholly owned subsidiary of the Adviser serves as Administrator to the Fund. Under its Administration Agreement with the Group, the Administrator has agreed to prepare periodic reports to regulatory authorities, maintain financial accounts and records of the Fund, transmit communications by the Fund to shareholders of record, make periodic reports to the Board of Trustees regarding Fund operations, and overview the work of the fund accountant and transfer agent.

Investors Fiduciary Trust Company ("IFTC") provides fund accounting and transfer agency services to the Fund. IFTC calculates daily expense accruals and net asset value per share of the Fund, issues and redeems Fund shares, maintains shareholder accounts and prepares annual investor tax statements.

The liability provisions of the Group's agreements with Treasury Plus and IFTC are similar to those of the Investment Management Agreement discussed above. In addition, the Group has agreed to indemnify IFTC against certain liabilities. The respective agreements may be terminated by either party on 90 days notice.

DISTRIBUTOR

Payden & Rygel Distributors, 333 South Grand Avenue, Los Angeles, California 90071, acts as Distributor to the Group pursuant to a Distribution Agreement with the Group dated as of June 24, 1992, as amended. The Distributor has agreed to use its best efforts to effect sales of shares of the Fund, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Management Agreement described above. Pursuant to the Agreement, the Group has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.

No compensation is payable by the Fund to the Distributor for its distribution services, except pursuant to the Distribution Plan described below. The Distributor pays for the personnel involved in accepting orders for purchase and redemption of Fund shares, expenses incurred in connection with the printing of Prospectuses and Statements of Additional Information (other than those sent to existing shareholders), sales literature, advertising and other communications used in the public offering of shares of the Fund, and other expenses associated with performing services as distributor of the Funds' shares. The Fund pays the expenses of issuance, registration and transfer of its shares, including filing fees and legal fees.

DISTRIBUTION PLAN


Under a plan of distribution for the Fund with respect to the Class D shares of the Fund (the "Distribution Plan") adopted by the Board of Trustees on September 9, 1997, pursuant to Rule 12b-1 under the 1940 Act, the Distributor incurs the expense of distributing the Class D shares of the Fund. The Distribution Plan provides for compensation to the Distributor for the services it provides, and the costs and expenses it incurs, related to marketing the Class D shares of the Fund. The Distributor is paid for: (a) expenses incurred in connection with advertising and marketing shares of the Class D shares of the Fund including but not limited to any advertising by radio, television, newspapers, magazines, brochures, sales literature, telemarketing or direct mail solicitations; (b) periodic payments of fees or commissions for distribution assistance made to one or more securities brokers, dealers or other industry professionals such as investment advisers, accountants, estate planning firms and the Distributor itself in respect of the average daily value of Class D shares of the Fund owned by clients of such service organizations, and (c) expenses incurred in preparing, printing and distributing the Fund's Prospectus and Statement of additional Information.

The Distribution Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees of the Group, including a majority vote of the Trustees who are not "interested persons" of the Group ( as defined in the 1940 Act) and have no direct or indirect financial interest in the operations of the Plan or in any agreement relating to the Plan (the "Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated with respect to the Fund at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the Class D shares of the Fund. The Distribution Plan may not be amended to increase materially the amounts to be paid by the Class D shares of the Fund for the services described therein without approval by the shareholders of the Class D shares of the Fund, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Distribution Plan will automatically terminate in the event of its assignment. The Class D shares of the Fund will not be contractually obligated to pay expenses incurred under the Distribution Plan if the Plan is terminated or not continued with respect to the Class D shares of the Fund.

Under the Distribution Plan, the Distributor is compensated for distribution-related expenses with respect to the Class D shares of the Fund at the annual rate, payable monthly of up to 0.35% of the average daily net assets of the Class D shares of the Fund. The Distributor recovers the distribution expenses it incurs through the receipt of compensation payments from the Group under the Distribution Plan. No separate compensation is paid to the Distributor for distributing Class R shares of the Fund.

If the Distributor incurs expenses greater than the maximum distribution fees payable under the Distribution Plan, as described above, with respect to the Class D shares of the Fund, the Class D shares of the Fund will not reimburse the Distributor for the excess in the subsequent year. Because the Distribution Plan is a "reimbursement-type" plan, the distribution fees are payable only to the extent of the Distributor's actual distribution related expenses.

The Distributor pays broker-dealers and others out of its distribution fees quarterly trail commissions of up to 0.35% of the average daily net assets attributable to shares of the Fund held in the accounts of their customers.


                            PURCHASES AND REDEMPTIONS

Certain managed account clients of the Adviser may purchase shares of the Fund. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Fund.

The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly be paid to the investor) if at any time, due to shareholder redemption, the shares in the Fund account do not have a value of at least $5,000. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $5,000 before the redemption is processed. The Declaration of Trust also authorizes the Fund to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

                                OTHER INFORMATION

CAPITALIZATION


The Fund is a series of Payden & Rygel Investment Group, an open-end management investment company organized as a Massachusetts business trust in January 1992 (initially called P&R Investment Trust). The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees has currently authorized twenty series of shares, including the Fund. The other nineteen funds are the: Global Fixed Income Fund, Global Short Bond Fund, International Bond Fund, Short Duration Tax Exempt Fund, Tax Exempt Bond Fund, Limited Maturity Fund, Short Bond Fund, Intermediate Bond Fund, Investment Quality Bond Fund, U.S. Treasury Fund, Growth & Income Fund, Market Return Fund, Total Return Fund, Global Balanced Fund, European Growth & Income Fund, Value Stock Fund, Growth Stock Fund, High Income Fund and International Equity Fund. The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the shareholders of the other funds, including the Fund. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his or her pro rata share of the assets of the Fund.


Expenses incurred by the Group in connection with its organization and the initial public offering are being reimbursed to the Adviser, subject to the expense limitation described in the Prospectus under "Management of the Fund -- Expense Guarantee", and amortized on a straight line basis over a period of five years. Expenses incurred in the organization of subsequently offered series of the Group will be charged to those series and will be amortized on a straight line basis over a period of not less than five years.

DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders of the Fund for acts or obligations of the Group, which are binding only on the assets and property of the Fund, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

The Declaration of Trust provides further that no officer or Trustee of the Group will be personally liable for any obligations of the Group, nor will any officer or Trustee be personally liable to the Group or its shareholders except by reason of his own bad faith, willful misfeasance, gross negligence in the performance of his duties or reckless disregard of his obligations and duties. With these exceptions, the Declaration of Trust provides that a Trustee or officer of the Group is entitled to be indemnified against all liabilities and expenses, including reasonable accountants' and counsel fees, incurred by the Trustee or officer in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee or officer.


CLASS D SHARES

The Board of Trustees of the Group has adopted a Multiple Class Plan in accordance with Rule 18f-3 under the 1940 Act in order to establish two series of shares of the Fund. The Plan provides that Class R and Class D shares will be identical in all respects except as follows: (a) the designation of each class of shares of the Fund; (b) the exclusive right of Class D shares to vote on matters related to the Distribution Plan; (c) the impact of the disproportionate payments made under the Plan; (d) the incremental transfer agency costs attributable to a class of shares ; (e) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific class; (f) Securities and Exchange Commission registration fees incurred by a class of shares; (g) the expense of administrative personnel and services required to support the shareholders of a specific class; (h) trustees' fees or expenses incurred as a result of issues relating to one class of shares; (i) accounting expenses relating solely to one class of shares; (j) state blue sky registration fees incurred by one class of shares; (k) litigation or other legal expenses relating solely to one class of shares; and (l) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares.


VOTING

Shareholders of the Fund and any other series of the Group will vote in the aggregate and not by series or class except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class of shares. Pursuant to Rule 18f-2 under the 1940 Act, the approval of an investment advisory agreement or any change in a fundamental policy would be acted upon separately by the series affected. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Group voting without regard to series or class.

CUSTODIAN

The Boston Safe Deposit and Trust Company serves as Custodian for the assets of the Fund. The Custodian's address is One Boston Place, Boston, Massachusetts 02109. Under its Custodian Agreement with the Group, the Custodian has agreed among other things to maintain a separate account in the name of the Fund; hold and disburse portfolio securities and other assets on behalf of the Fund; collect and make disbursements of money on behalf of the Fund; and receive all income and other payments and distributions on account of the Fund's portfolio securities.

Pursuant to rules adopted under the 1940 Act, the Fund may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and risks of nationalization or expropriation of Fund assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Fund. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Fund will not occur, and shareholders bear the risk of losses arising from these or other events.

INDEPENDENT AUDITORS

Deloitte & Touche LLP serves as the independent auditors for the Group. Deloitte & Touche also provides tax return preparation services to the Group. The independent auditors' address is 1700 Courthouse Plaza Northeast, Dayton, Ohio 45402-1788.

COUNSEL

Paul, Hastings, Janofsky & Walker LLP pass upon certain legal matters in connection with the shares offered by the Group, and also act as counsel to the Group. Counsel's address is 555 South Flower Street, Los Angeles, California 90071. Paul, Hastings, Janofsky & Walker LLP also acts as counsel to the Adviser and the Distributor.

LICENSE AGREEMENT

The Adviser has entered into a non-exclusive License Agreement with the Group which permits the Group to use the name "Payden & Rygel". The Adviser has the right to require the Group to cease using the name at such time as the Adviser is no longer employed as investment manager to the Group.

REGISTRATION STATEMENT

This Statement of Additional Information and the Prospectus do not contain all the information included in the Group's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS


        The following paragraphs summarize the descriptions for the ratings referred to in the Prospectus and Statement of Additional Information.

MOODY'S INVESTORS SERVICE, INC.

The purpose of Moody's ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

BONDS

        Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements, may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

               Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

        Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(a) leading market positions in well established industries;(b) high rates of return on funds employed; (c) Conservative capitalization structures with moderate reliance on debt and annual asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.


STANDARD & POOR'S CORPORATION

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors' rights.

BONDS

        AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

        AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

               The Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

COMMERCIAL PAPER

        A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.


FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

BONDS

        AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

        AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1 +".

        COMMERCIAL PAPER




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        F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.


IBCA, LIMITED

IBCA analyzes credit quality of short term debt (maturities of one year or less).

        A: An issuer of impeccable financial condition, with a consistent record of above average performance.

        B: An issuer with a sound risk profile and without significant problems. The issuer's performance has generally been in line with or better than that of its peers.

        In addition, ratings of "A/B" may be assigned.


THOMPSON BANK WATCH

Thompson Bank Watch ratings are based upon a qualitative and quantitative analysis of all segments of the organization, including holding company and operating subsidiaries.

ISSUER RATINGS

Thompson Bank Watch assigns only one Issuer Rating to each company, based on consolidated financials. While the rating is blended to be equally applicable to all operating entities of the organization, there may, in certain cases, be more liquidity and/or credit risk associated with doing business with one segment of the company as opposed to another (i.e., holding company vs. subsidiary).

Bank Watch Issuer Ratings are not merely an assessment of the likelihood of receiving payment of principal and interest on a timely basis. It is also important to recognize that the ratings incorporate our opinion of the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

Bank Watch Issuer Ratings are assigned using an intermediate time horizon.

RATING DEFINITIONS

        A: Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

        A/B: Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.





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